Exhibit 99.1

PRESS RELEASE For Immediate Release

Monolithic Power Systems, Inc.

79 Great Oaks Boulevard

San Jose, CA 95119 USA

T: 408-826-0600, F: 408-826-0601

www.monolithicpower.com

Monolithic Power Systems Announces Results

For the Second Quarter Ended June 30, 2014

SAN JOSE, Calif. July 24, 2014--Monolithic Power Systems (MPS) (Nasdaq: MPWR), a leading fabless manufacturer of high-performance analog and mixed-signal semiconductors, today announced financial results for the quarter ended June 30, 2014.

The results for the quarter ended June 30, 2014 are as follows:

●	Net revenue was $68.4 million, a 13.9% increase from $60.1 million in the first quarter of 2014 and an 18.6% increase from $57.7 million in the second quarter of 2013.
●	GAAP gross margin was 54.2%, which included the impact of $0.2 million for stock-based compensation expenses, compared with 53.6% in the second quarter of 2013, which included the impact of $0.1 million for stock-based compensation expenses.
●	Non-GAAP gross margin(1) was 54.5%, which excluded the impact of $0.2 million for stock-based compensation expenses, compared with 53.8% in the second quarter of 2013, which excluded the impact of $0.1 million for stock-based compensation expenses.
●

GAAP operating expenses were $30.5 million, including $30.2 million for research and development (R&D) and selling, general and administrative (SG&A) expenses, which included $8.7 million for stock-based compensation expenses and acquisition-related expenses, and $0.3 million for litigation expenses. Comparatively, for the quarter ended June 30, 2013, GAAP operating expenses were $26.0 million, including $26.3 million for R&D and SG&A expenses, which included $5.0 million for stock-based compensation expenses, and $(0.3) million for litigation benefit.

●

Non-GAAP(1) operating expenses were $21.8 million, excluding $8.7 million for stock-based compensation expenses and acquisition-related expenses, compared with $21.0 million, excluding $5.0 million for stock-based compensation expenses, for the quarter ended June 30, 2013.

●

GAAP net income was $6.4 million and GAAP earnings per share were $0.16 per diluted share. Comparatively, GAAP net income was $5.5 million and GAAP earnings per share were $0.14 per diluted share for the quarter ended June 30, 2013.

●	Non-GAAP(1) net income was $14.6 million and non-GAAP earnings per share were $0.37 per diluted share, excluding stock-based compensation expenses, acquisition-related expenses and related tax effects, compared with non-GAAP net income of $9.3 million and non-GAAP earnings per share of $0.24 per diluted share, excluding stock-based compensation expenses, a one-time cash award and related tax effects, for the quarter ended June 30, 2013.

The results for the six months ended June 30, 2014 are as follows:

●	Net revenue was $128.5 million, a 17.7% increase from $109.2 million for the six months ended June 30, 2013.
●	GAAP gross margin was 53.9%, which included the impact of $0.4 million for stock-based compensation expenses, compared with 53.4% for the six months ended June 30, 2013, which included the impact of $0.3 million for stock-based compensation expenses.
●	Non-GAAP gross margin(1) was 54.2%, which excluded the impact of $0.4 million for stock-based compensation expenses, compared with 53.7% for the six months ended June 30, 2013, which excluded the impact of $0.3 million for stock-based compensation expenses.
●

GAAP operating expenses were $53.5 million, including $61.9 million for R&D and SG&A expenses, which included $16.1 million for stock-based compensation expenses and acquisition-related expenses, and $(8.4) million for litigation benefit. Comparatively, for the six months ended June 30, 2013, GAAP operating expenses were $51.1 million, including $51.7 million for R&D and SG&A expenses, which included $9.5 million for stock-based compensation expenses, and $(0.6) million for litigation benefit.

●

Non-GAAP(1) operating expenses were $37.4 million, excluding $16.1 million for stock-based compensation expenses and acquisition-related expenses, compared with $41.6 million, excluding $9.5 million for stock-based compensation expenses, for the six months ended June 30, 2013.

●

GAAP net income was $15.4 million and GAAP earnings per share were $0.39 per diluted share. Comparatively, GAAP net income was $8.0 million and GAAP earnings per share were $0.21 per diluted share for the six months ended June 30, 2013.

●	Non-GAAP(1) net income was $30.2 million and non-GAAP earnings per share were $0.76 per diluted share, excluding stock-based compensation expenses, acquisition-related expenses and related tax effects, compared with non-GAAP net income of $15.7 million and non-GAAP earnings per share of $0.41 per diluted share, excluding stock-based compensation expenses, a one-time cash award and related tax effects, for the six months ended June 30, 2013.

The following is a summary of revenue by end market for the periods indicated, estimated based on the Company’s assessment of available end market data (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
End Market	2014	2013	2014	2013
Communication	$17.0	$14.9	$30.6	$28.2
Storage and Computing	10.8	10.9	21.4	23.1
Consumer	28.5	23.9	54.6	42.7
Industrial	12.1	8.0	21.9	15.2
Total	$68.4	$57.7	$128.5	$109.2

The following is a summary of revenue by product family for the periods indicated (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
Product Family	2014	2013	2014	2013
DC to DC	$61.2	$50.5	$115.1	$97.0
Lighting Control	7.2	7.2	13.4	12.2
Total	$68.4	$57.7	$128.5	$109.2

“As we continue to execute on our growth strategy formulated four years ago, we are delighted to see these early results," said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’s financial targets for the third quarter ending September 30, 2014:

●	Revenue in the range of $76 million to $80 million.

●	GAAP gross margin between 54.1% and 55.1%. Non-GAAP(1) gross margin between 54.4% and 55.4%. This excludes an estimated impact of stock-based compensation expenses of 0.3%.

●

GAAP R&D and SG&A expenses between $30.0 million and $31.6 million. Non-GAAP(1) R&D and SG&A expenses between $22.5 million and $23.5 million. This excludes an estimate of stock-based compensation expenses in the range of $7.5 million to $8.1 million.

●	Total stock-based compensation expense of $7.7 million to $8.3 million.

●	Litigation expenses of $200,000 to $400,000.

●	Fully diluted shares outstanding between 39.5 million and 40.1 million before shares buyback.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP operating expenses and non-GAAP R&D and SG&A expenses differ from net income, earnings per share, gross margin, operating expenses, and R&D and SG&A expenses determined in accordance with GAAP (Generally Accepted Accounting Principles in the United States). Non-GAAP net income and non-GAAP earnings per share for the three and six months ended June 30, 2014 and 2013 exclude the effect of stock-based compensation expenses, acquisition-related expenses, a one-time cash award and their related tax effects. Non-GAAP gross margin for the three and six months ended June 30, 2014 and 2013 exclude the effect of stock-based compensation expenses. Non-GAAP operating expenses for the three and six months ended June 30, 2014 and 2013 exclude the effect of stock-based compensation expenses and acquisition-related expenses. Projected non-GAAP gross margin exclude the effect of stock-based compensation expenses. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expenses. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS’ core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Conference Call

MPS plans to conduct an investor teleconference covering its quarter ended June 30, 2014 results at 2:00 p.m. PT / 5:00 p.m. ET, July 24, 2014. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at (404) 537-3406, code number 72517147. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, litigation expenses and diluted shares outstanding for the quarter ending September 30, 2014, (ii) our outlook for the long-term prospects of the company, including the prospects of our new product families, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, (vi) statement regarding our recent acquisition of Sensima Technology SA, and (vii) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), (v) or (vi). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’ products, in particular the new products launched within the past 18 months, being different than expected; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’ schedule of new product release development; adverse changes in production and testing efficiency of our products; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; adverse changes in government regulations in foreign countries where MPS has offices or operations; the effect of catastrophic events; adequate supply of our products from our third-party manufacturer; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’ financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; and other important risk factors identified in MPS’ Securities and Exchange Commission (SEC) filings, including, but not limited to, its quarterly report on Form 10-Q filed with the SEC on May 1, 2014.

The forward-looking statements in this press release represent MPS’ projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems, Inc.

Monolithic Power Systems (MPS) is a fabless semiconductor company specializing in high-performance analog ICs. Founded in 1997, MPS's core technology is its innovative and proprietary manufacturing process combined with superior analog circuit design capabilities across system-level and end customer applications. These combined advantages enable MPS to deliver highly integrated monolithic products that offer energy efficient and cost-effective solutions. MPS product families include DC/DC converters, LED drivers and controllers, Class-D audio amplifiers, battery chargers and protections, USB and current-limit switches and AC/DC offline products. MPS has over 1,000 employees worldwide, located in the United States, China, Taiwan, Korea, Japan, Singapore and across Europe.

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Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Meera Rao

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	June 30,	December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$107,863	$101,213
Short-term investments	133,012	125,126
Accounts receivable, net of allowances of $0 as of June 30, 2014 and December 31, 2013	21,420	23,730
Inventories	41,198	39,737
Deferred income tax assets, net	295	294
Prepaid expenses and other current assets	2,509	1,986
Total current assets	306,297	292,086
Property and equipment, net	64,447	64,837
Long-term investments	9,848	9,860
Deferred income tax assets, net	476	481
Other long-term assets	5,586	1,644
Total assets	$386,654	$368,908

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$13,759	$10,694
Accrued compensation and related benefits	12,606	10,419
Accrued liabilities	15,605	17,376
Total current liabilities	41,970	38,489
Income tax liabilities	5,758	5,542
Other long-term liabilities	4,298	1,478
Total liabilities	52,026	45,509
Commitments and contingencies
Stockholders' equity:
Common stock, $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 38,774 and 38,291 as of June 30, 2014 and December 31, 2013, respectively	236,519	234,201
Retained earnings	92,269	82,938
Accumulated other comprehensive income	5,840	6,260
Total stockholders’ equity	334,628	323,399
Total liabilities and stockholders’ equity	$386,654	$368,908

Condensed Consolidated Statement of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Revenue	$68,436	$57,714	$128,497	$109,184
Cost of revenue	31,337	26,786	59,301	50,871
Gross profit	37,099	30,928	69,196	58,313
Operating expenses:
Research and development	13,368	12,478	28,971	24,601
Selling, general and administrative	16,853	13,793	32,962	27,051
Litigation expense (benefit), net	274	(257)	(8,426)	(558)
Total operating expenses	30,495	26,014	53,507	51,094
Income from operations	6,604	4,914	15,689	7,219
Interest and other income, net	295	218	485	208
Income before income taxes	6,899	5,132	16,174	7,427
Income tax provision (benefit)	502	(357)	759	(562)
Net income	$6,397	$5,489	$15,415	$7,989

Net income per share:
Basic	$0.17	$0.15	$0.40	$0.22
Diluted	$0.16	$0.14	$0.39	$0.21
Weighted-average shares outstanding:
Basic	38,684	37,053	38,577	36,657
Diluted	39,608	38,239	39,563	38,019

Cash dividends declared per common share	$0.15	$-	$0.15	$-

SUPPLEMENTAL FINANCIAL INFORMATION

STOCK-BASED COMPENSATION EXPENSE

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Cost of revenue	$219	$146	$424	$302
Research and development	2,245	1,693	4,250	3,066
Selling, general and administrative	5,951	3,351	11,339	6,482
Total stock-based compensation expense	$8,415	$5,190	$16,013	$9,850

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net income	$6,397	$5,489	$15,415	$7,989
Net income as a percentage of revenue	9.3%	9.5%	12.0%	7.3%

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	8,415	5,190	16,013	9,850
Acquisition-related expense	515	-	515	-
Cash award	-	(266)	-	(266)
Tax effect	(685)	(1,111)	(1,694)	(1,838)
Non-GAAP net income	$14,642	$9,302	$30,249	$15,735
Non-GAAP net income as a percentage of revenue	21.4%	16.1%	23.5%	14.4%

Non-GAAP net income per share:
Basic	$0.38	$0.25	$0.78	$0.43
Diluted	$0.37	$0.24	$0.76	$0.41

Shares used in the calculation of non-GAAP net income per share:
Basic	38,684	37,053	38,577	36,657
Diluted	39,608	38,239	39,563	38,019

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Gross profit	$37,099	$30,928	$69,196	$58,313
Gross margin	54.2%	53.6%	53.9%	53.4%

Adjustments to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	219	146	424	302
Non-GAAP gross profit	$37,318	$31,074	$69,620	$58,615
Non-GAAP gross margin	54.5%	53.8%	54.2%	53.7%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Total operating expenses	$30,495	$26,014	$53,507	$51,094

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(8,196)	(5,044)	(15,589)	(9,548)
Acquisition-related expense	(515)	-	(515)	-
Non-GAAP operating expenses	$21,784	$20,970	$37,403	$41,546

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Total operating income	$6,604	$4,914	$15,689	$7,219
Operating income as a percentage of revenue	9.6%	8.5%	12.2%	6.6%

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	8,415	5,190	16,013	9,850
Acquisition-related expense	515	-	515	-
Non-GAAP operating income	$15,534	$10,104	$32,217	$17,069
Non-GAAP operating income as a percentage of revenue	22.7%	17.5%	25.1%	15.6%

2014 THIRD QUARTER OUTLOOK

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited)

	Three Months Ending September 30, 2014
	Low	High
Gross margin	54.1%	55.1%

Adjustments to reconcile gross margin to non-GAAP gross margin:
Impact of stock-based compensation expense	0.3%	0.3%
Non-GAAP gross margin	54.4%	55.4%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES

(Unaudited, in thousands)

	Three Months Ending September 30, 2014
	Low	High
R&D and SG&A expenses	$30,000	$31,600

Adjustments to reconcile R&D and SG&A to non-GAAP R&D and SG&A:
Stock-based compensation expense	(7,500)	(8,100)
Non-GAAP R&D and SG&A expenses	$22,500	$23,500